Exhibit 99.2

Dave Weidman, President and CEO
John J. Gallagher III, Executive Vice President and CFO

Celanese 4Q 2005 Earnings

Conference Call / Webcast

Thursday, February 16, 2006   10 a.m. CT

1

 This release reflects three performance measures, net debt, adjusted EBITDA, and diluted adjusted earnings per share as non-U.S. GAAP measures.  The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for net debt is total debt; for adjusted EBITDA is net earnings (loss); for diluted adjusted earnings per share is net earnings (loss); and, for adjusted basic earnings per share is income available to common shareholders.  For a reconciliation of these non-U.S. GAAP measures to U.S. GAAP figures, see the accompanying schedules to this release.

Forward Looking Statements, Reconciliation and Use of Non-GAAP
Measures to U.S. GAAP

 Adjusted EBITDA, a measure used by management to measure performance, is defined as earnings (loss) from continuing operations, plus interest expense net of interest income, income taxes and depreciation and amortization, and further adjusted for certain cash and non-cash charges.  Our management believes adjusted EBITDA is useful to investors because it is one of the primary measures our management uses for its planning and budgeting processes and to monitor and evaluate financial and operating results.  Adjusted EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net earnings as a measure of operating performance or to cash flows from operating activities as a measure of liquidity.
Because not all companies use identical calculations, this presentation of adjusted EBITDA may not be comparable to other similarly titled measures of other companies.  Additionally, adjusted EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements nor does it represent the amount used in our debt covenants.  Net debt is defined as total debt less cash and cash equivalents.  Our management uses net debt to evaluate the Company's capital
structure.   Diluted adjusted net earnings per share is defined as income available to common shareholders plus preferred dividends, adjusted for special and one-time expenses and divided by the number of basic common shares, diluted preferred shares, and options valued using the treasury method as of
December 31, 2005.   We believe that the presentation of all of the non-U.S. GAAP information provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when U.S. GAAP information is viewed in conjunction with non-U.S. GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance.  This
non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.

This presentation may contain “forward-looking statements,” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information.  When used in this presentation, the words ”outlook”, “forecast”, “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements.  All forward-looking statements are based upon current expectations and beliefs and various assumptions.  There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation.  Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements.  For a discussion of some of the factors, we recommend that you  review the Company’s Annual Report  on Form 10-K at the
SEC’s website at www.sec.gov.  Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

2

Dave Weidman

President and Chief Executive Officer

3

Expansion of operating profit despite high raw material and energy costs

Higher pricing on strong demand and high capacity utilization in
Chemical Products

Includes $25 - $30 million in depreciation and amortization higher than previous guidance

Net Sales

Operating Profit

Diluted Adjusted EPS – at 21% tax rate

Dividends from Equity & Cost Investments

Adjusted EBITDA

$1,551 up 19%

$160 up 596%

$0.60

$40 up 264%

$255 up 40%

4th Qtr 2005

(in $ millions)

Strong Underlying Business Results

4

Recent Business Developments

Sold omega-3 DHA and COC businesses as well as our
common shares in the PEMEAS GmbH fuel cell venture

Announced expansion of Nanjing (China) site to include
world-scale VAM and emulsions plants

Announced plans to implement next generation VAM
technology, VAntage PlusTM

Temporarily suspended discussions with Tasnee
Petrochemicals regarding the Saudi Arabian acetyls project

Lowered borrowing costs on senior credit facility by
reducing margin over LIBOR from 2.25% to 2.00%

Received ratings upgrade from Standard & Poor’s on our
long-term corporate credit rating

5

2006 Business Outlook

Planned margin compression continues

Moving toward specialty-chemical performance

Performanc
e Products

Improving earnings with progress on restructuring

Resumption of dividends from affiliates

On path to targeted profitability levels

Acetate
Products

Increasing penetration in key customer segments

Flat global automotive demand

Positive impact of COC sale

Ticona

Favorable industry dynamics

Continued strong global demand

Chemical
Products

2006 Adjusted
EPS Guidance

$2.50 to $2.90

  Includes $60 - $70

     million higher D&A

6

John J. Gallagher III

Executive Vice President and Chief Financial
Officer

7

Financial Highlights

in $ millions (except per share data)                                                        4th Qtr 2005                     FY 2005

Net Sales

1,551

6,070

SG&A

(124)

(562)

Operating Profit

160

561

Net Earnings (Loss)

175

277

Diluted EPS

1.02

1.67

Special Items

         Special Charges

16

(73)

        Other Adjustments

28

(86)

Diluted Adjusted EPS*

     $0.60

2.24**

Adjusted EBITDA

255

1,116

* Based on diluted shares of 171.5 million as of Dec. 31, 2005, and a 21% effective tax rate

** Including discontinued operations

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Chemical Products

Fourth Quarter:

Earnings increase on continued high capacity utilization

Pricing and productivity more than offset higher raw material costs in basic businesses; margin compression in downstream businesses

Increased dividends from our Saudi cost investment - IBN Sina

Lower volume in acetyl derivative products due to focus on margin optimization

Net Sales

Segment Earnings(1)

$1,107 up 20%

$179 up 37%

4th Qtr 2005

(in $ millions)

(1) –Earnings (Loss) from continuing operations before tax and minority interests

Strong integrated chain of acetyl products

$4,336 up 28%

$655 up 99%

FY 2005

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Ticona

Fourth Quarter:

Increased penetration in key customer segments

Operating margins expanded on increased sales and reduced
spending

Sold non-core COC business

Net Sales

Segment Earnings(1)

        $213 up 5%

$9 up from ($29)

(in $ millions)

(1) –Earnings (Loss) from continuing operations before tax and minority interests

Focus on increased growth through innovation

4th Qtr 2005

   $887 up 3%

$116 up 62%

FY 2005

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Acetate

Filament moved to discontinued operations

China venture tow expansion complete, moving forward on flake expansion

Dividends from China affiliate expected to resume in 2006

Acetate/Performance Products

Net Sales

Segment Earnings(1)

    $160 up 10%

     $44 up 238%

(in $ millions)

(1)

–Earnings (Loss) from continuing operations before tax and minority interests

Performance Products

Stable earnings on strong sweetener demand

Pricing declines consistent with strategy on sales to large-volume customers

Attractive, cash generating businesses

Net Sales

Segment Earnings(1)

$40 up 3%

$10 up 233%

(in $ millions)

4th Qtr 2005

4th Qtr 2005

    $659 up 12%

$71 up from ($9)

FY 2005

$180 up 3%

$46 up 77%

FY 2005

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Celanese

Income Statement Impact ($ millions)
60
50
40
30
20
10
0
4Q 2004
1Q 2005
2Q 2005
3Q 2005
4Q 2005
9
1
14
15
7
12
33
21
35
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Equity Earnings
Dividends - Cost Investments

Cash Flow Impact ($ millions)
60
50
40
30
20
10
0
4Q 2004
1Q 2005
2Q 2005
3Q 2005
4Q 2005
9
2
14
36
7
10
33
14
35
5

Equity and Cost Investments Play Key Role in Strategy

Significant Contribution from Equity
and Cost Investments

Income Statement

Cash Flow

Other Distributions - Equity Investments

Dividends - Cost Investments

Dividends - Equity Investments

2004 Full year dividends = $77 million

2005 Full year dividends = $154 million

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Capitalization

Cash

Senior Credit Term Loan

Senior Credit Revolver

Floating Rate Term Loan

Total Senior Debt

    Senior Sub Notes ($)

Senior Sub Notes (€*)

Other Debt

Total Cash Pay Debt

    Discount Notes Series A

Discount Notes Series B

Total Debt

    Shareholders' Equity

Total Capitalization

Net Debt(Total Debt Less Cash)

                           838

                           624

                                     -

                           350

                           974

                    1,231

                           272

                           383

                    2,860

                           103

                           424

                    3,387

                        (112)

                    3,275

          2,549

December 31,
2004

(in $ millions)

                         390

                  1,708

                                   -

                                   -

                  1,708

                         800

                         153

                         397

                  3,058

                             73

                         306

                  3,437

                         219

                  3,656

          3,047

December 31,
2005

* Translated at 1.1797 - effective date December 31, 2005

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2006 Guidance

Adjusted EPS:  $2.50 to $2.90

Depreciation/Amortization

$300 - $330 million

Cash Interest Expense

$230 - $250 million

Effective Tax Rate

18% - 22%

Capital Expenditures

$200 - $250 million

CE Equity

158.5 million shares common stock outstanding

11 million stock option grants

12 million shares convertible preferred

Preferred dividends of approx. $10 million on 9.6 million shares outstanding

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